                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                Current Report
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


       Date of Report (Date of earliest event reported): August 16, 2000



                                  Aksys, Ltd.
                                  -----------
            (Exact name of registrant as specified in its charter)



Delaware                     0-28290                     36-3890205
--------                     -------                     ----------
(State or other              (Commission                 (IRS Employer
Jurisdiction of              File Number)                Identification No.)
Incorporation)




                  Two Marriott Drive, Lincolnshire, IL 60069
                  ------------------------------------------
             (Address of principal executive offices) (Zip Code)



                                (847) 229-2020
                                --------------
             (Registrant's telephone number, including area code)



                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events.

          On August 16, 2000, Aksys, Ltd. (the "Company") issued 959,678 shares of its common stock at $7.75 per share in a private placement to three institutional investors. Pursuant to the Registration Rights Agreement attached hereto as Exhibit 4.1, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of common stock issued to the investors in the offering. The terms of the private placement are more fully set forth in the Securities Purchase Agreement attached hereto as Exhibit 10.1.

          On August 18, 2000, the Company issued a press release relating to the offering. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits
               --------

               Exhibit
               Number    Description
               ---------------------

               4.1       Registration Rights Agreement

              10.1       Securities Purchase Agreement

              99.1       Press Release dated August 18, 2000

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 21, 2000

                               AKSYS, LTD.



                               By: /s/ Steven A. Bourne
                                   ---------------------------
                                   Steven A. Bourne
                                   Controller and Acting Chief Financial Officer

                                 Exhibit Index
                                 -------------


Exhibit
-------

          4.1  Registration Rights Agreement

         10.1  Securities Purchase Agreement

         99.1  Press Release dated August 18, 2000